UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: May 16, 2012

ASIA8, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

000-27735

77-0438927

(Commission File Number)

(IRS Employer Identification Number)

Eric Montandon, Chief Executive Officer

700 Lavaca Street, Suite 1400 Austin, Texas 78701

(Address of principal executive offices)

(480) 505-0070

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL AGREEMENT

On May 16, 2012 the board of directors of Asia8, Inc. (the “Company”) caused it to enter into a Share

Exchange Agreement to acquire all of the issued and outstanding shares of Emerging Market Property

Advisors, Ltd. (“EMP”) from the shareholders thereof in exchange for shares of the Company’s common stock. The transaction is subject to shareholder approval.

The Share Exchange Agreement provides that the shareholders of EMP will receive that number of shares equal to a forty nine percent (49%) in the Company and the appointment of one person to the Company’s board of directors in exchange for the acquisition of EMP.

EMP is involved in the internet marketing of  a wide range of international real estate investment opportunities through lead generation, email marketing campaigns and property showings to buyers around the world.  Sellers are also offered assistance with corporate identity, web development and enhanced graphics to build awareness of the opportunities presented.

The Company expects to conclude the transaction on or before June 30, 2012.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

On May 16, 2012 the Company authorized the issuance of 3,114,000 restricted common shares to retire

2,280 preferred shares series 1  comprised of $228,000 in principal and $83,400 in interest valued at $0.10 a share in reliance upon the exemptions from registration provided by Section 4(2) and Regulation S of the Securities Act.

The Company complied with the exemption requirements of Section 4(2) of the Securities Act based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) the offeree had access to the kind of information which registration would disclose; and (3) the offeree is financially sophisticated.

The Company complied with the exemption requirements of Regulation S by having directed no offering efforts in the United States, by offering common shares only to an offeree who was outside the United

States at the time of the offering, and ensuring that the offeree to whom the restricted common shares were offered and authorized was a non-U.S. offeree with an address in a foreign country.

On May 16, 2012 the Company authorized the issuance of 4,864,301 restricted common shares for cash in debt settlement for valuable services rendered in the amount of $145,929.03 valued at $0.03 a share in reliance upon the exemptions from registration provided by Section 4(2), Regulation D and Regulation S of the Securities Act of 1933 as follows:

Name

Consideration

Basis

Shares

Exemption

Digamber Naswa

$20,366

Debt Settlement

678,867

Sec. 4(2)/Reg S

Eric Montandon

$43,515

Debt Settlement

1,450,000

Sec. 4(2)/Reg D

Adderley Davis & Associates

$23,000

Debt Settlement

766,667

Sec. 4(2)/Reg S

Orsa & Company

$23,048

Debt Settlement

768,267

Sec. 4(2)/Reg D

Alfredo Cruz

$36,000

Debt Settlement

1,200,000      Sec. 4(2)/Reg S

The Company complied with the exemption requirements of Section 4(2) of the Securities Act based on the following factors: (1) the issuances were isolated private transactions by the Company which did not involve a public offering; (2) the offerees had access to the kind of information which registration would disclose; and (3) the offerees are financially sophisticated.

The Company complied with the requirements of Regulation D of the Securities Act by: (i) foregoing any general solicitation or advertising to market the securities; (ii) offering only to accredited offerees; (iii)

having not violated antifraud prohibitions with the information provided to the offerees; (iv) being available to answer questions by the offerees; and (v) providing restricted common shares to the offerees.

The Company complied with the exemption requirements of Regulation S by having directed no offering efforts in the United States, by offering common shares only to offerees who were outside the United

States at the time of the offering, and ensuring that the offerees to whom the restricted common shares were offered and authorized were non-U.S. offerees with addresses in foreign countries.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.

Page No.

Description

10

Attached

Share Exchange Agreement dated May 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asia8, Inc.

Date

By: /s/ Eric Montandon

May 18, 2012

Name: Eric Montandon

Title: Chief Executive Officer and Chief Financial Officer